Exhibit 10.20

NOTE SPLITTER AND LOAN MODIFICATION AGREEMENT

THIS NOTE SPLITTER AND LOAN MODIFICATION AGREEMENT (this “Agreement”) is made as of June 7, 2019 by and among HIT PORTFOLIO I MEZZ B, LLC, a Delaware limited liability company, having an address at c/o Hospitality Investors Trust, Inc., 3950 University Drive, Fairfax, Virginia 22030 (together with its permitted successors and assigns, “Borrower”), HIT PORTFOLIO I TRS MEZZ B, LLC, and HIT 2PK TRS MEZZ B, LLC, each a Delaware limited liability company, each having an address at c/o Hospitality Investors Trust, Inc., 3950 University Drive, Fairfax, Virginia 22030 (together with their respective permitted successors and assigns, collectively, “Leasehold Pledgor”), MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, having an address at 1585 Broadway, 25th Floor, New York, New York 10036 (together with its successors and/or assigns, “MS”), CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation, having an address at 388 Greenwich Street, 6th Floor, New York, New York 10013 (together with its successors and/or assigns, “Citi”), DEUTSCHE BANK AG, NEW YORK BRANCH, a branch of Deutsche Bank AG, a German Bank authorized by the New York Department of Financial Services, having an address at 60 Wall Street, 10th Floor, New York, New York 10005 (together with its successors and/or assigns, “DBNY”), GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, having an address at 200 West Street, New York, New York 10282 (together with its successors and/or assigns, “GS”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America, having an address at 383 Madison Avenue, New York, New York 10179, in its capacity as lender (together with its successors and/or assigns, “JPM”, and together with MS, Citi, DBNY and GS, collectively, “Lender”).

W I T N E S S E T H:

Whereas, (i) MS is the owner and holder of that certain Mezzanine B Promissory Note A-1, dated as of May 1, 2019, made by Borrower in favor of MS in the original principal amount of $14,000,000.00 (“Prior Note A-1”), (ii) Citi is the owner and holder of that certain Mezzanine B Promissory Note A-2, dated as of May 1, 2019, made by Borrower in favor of Citi in the original principal amount of $14,000,000.00 (“Prior Note A-2”), (iii) DBNY is the owner and holder of that certain Mezzanine B Promissory Note A-3, dated as of May 1, 2019, made by Borrower in favor of DBNY in the original principal amount of $14,000,000.00 (“Prior Note A-3”), (iv) GS is the owner and holder of that certain Mezzanine B Promissory Note A-4, dated as of May 1, 2019, made by Borrower in favor of GS in the original principal amount of $14,000,000.00 (“Prior Note A-4”), and (v) JPM is the owner and holder of that certain Mezzanine B Promissory Note A-5, dated as of May 1, 2019, made by Borrower in favor of JPM in the original principal amount of $14,000,000.00 (“Prior Note A-5”, and together with Prior Note A-1, Prior Note A-2, Prior Note A-3 and Prior Note A-4, collectively, the “Prior Notes”), which Prior Notes evidence a loan made by Lender to Borrower in the aggregate original principal amount of Seventy Million and No/100 Dollars ($70,000,000.00) (the “Loan”) pursuant to that certain Mezzanine B Loan Agreement dated as of May 1, 2019 (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Loan Agreement”), by and among Borrower, Leasehold Pledgor, and Lender.

WHEREAS, the Loan is further evidenced and secured by the other Loan Documents (as defined in the Loan Agreement);

WHEREAS, Borrower and Lender have agreed, in the manner set forth herein, that the Prior Notes shall be split and severed into ten (10) promissory notes, the first being Note A-1-A (defined herein), the second being Note A-1-B (defined herein), the third being Note A-2-A (defined herein), the fourth being Note A-2-B (defined herein), the fifth being Note A-3-A (defined herein), the sixth being Note A-3-B (defined herein), the seventh being Note A-4-A (defined herein), the eighth being Note A-4-B (defined herein), the ninth being Note A-5-A (defined herein), and the tenth being Note A-5-B (defined herein), which ten (10) promissory notes shall each be pari passu with respect to each other; and

WHEREAS, Lender and Borrower desire to amend the Loan Agreement and the other Loan Documents in the manner hereinafter set forth to reflect the consolidation and splitting of the Prior Notes into the Replacement Notes (as defined below).

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Agreement by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower hereby covenants and agrees with Lender as follows:

Section 1.     Original Indebtedness. Borrower hereby acknowledges that, as of the date hereof, the aggregate original principal indebtedness evidenced by the Prior Notes is Seventy Million and No/100 Dollars ($70,000,000.00).

Section 2.     Splitting and Amendment and Restatement of Prior Note.

(a)     Prior Note A-1 is hereby split and amended and restated in its entirety as of the date hereof into two (2) promissory notes as follows:

(i)     Replacement Mezzanine B Promissory Note A-1-A dated as of June 7, 2019 from Borrower to MS (“Note A-1-A”) with respect to Twelve Million and No/100 Dollars ($12,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-1, the provisions of which Note A-1-A are annexed hereto as Exhibit A-1; and

(ii)     Replacement Mezzanine B Promissory Note A-1-B dated as of June 7, 2019 from Borrower to MS (“Note A-1-B”) with respect to Two Million and No/100 Dollars ($2,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-1, the provisions of which Note A-1-B are annexed hereto as Exhibit A-2.

(b)     Prior Note A-2 is hereby split and amended and restated in its entirety as of the date hereof into two (2) promissory notes as follows:

(i)     Replacement Mezzanine B Promissory Note A-2-A dated as of June 7, 2019 from Borrower to Citi (“Note A-2-A”) with respect to Twelve Million and No/100 Dollars ($12,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-2, the provisions of which Note A-2-A are annexed hereto as Exhibit A-3; and

(ii)     Replacement Mezzanine B Promissory Note A-2-B dated as of June 7, 2019 from Borrower to Citi (“Note A-2-B”) with respect to Two Million and No/100 Dollars ($2,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-2, the provisions of which Note A-2-B are annexed hereto as Exhibit A-4.

(c)     Prior Note A-3 is hereby split and amended and restated in its entirety as of the date hereof into two (2) promissory notes as follows:

(i)     Replacement Mezzanine B Promissory Note A-3-A dated as of June 7, 2019 from Borrower to DBNY (“Note A-3-A”) with respect to Twelve Million and No/100 Dollars ($12,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-3, the provisions of which Note A-3-A are annexed hereto as Exhibit A-5; and

(ii)     Replacement Mezzanine B Promissory Note A-3-B dated as of June 7, 2019 from Borrower to DBNY (“Note A-3-B”) with respect to Two Million and No/100 Dollars ($2,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-3, the provisions of which Note A-3-B are annexed hereto as Exhibit A-6.

(d)     Prior Note A-4 is hereby split and amended and restated in its entirety as of the date hereof into two (2) promissory notes as follows:

(i)     Replacement Mezzanine B Promissory Note A-4-A dated as of June 7, 2019 from Borrower to GS (“Note A-4-A”) with respect to Twelve Million and No/100 Dollars ($12,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-4, the provisions of which Note A-4-A are annexed hereto as Exhibit A-7; and

(ii)     Replacement Mezzanine B Promissory Note A-4-B dated as of June 7, 2019 from Borrower to GS (“Note A-4-B”) with respect to Two Million and No/100 Dollars ($2,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-4, the provisions of which Note A-4-B are annexed hereto as Exhibit A-8.

(e)     Prior Note A-5 is hereby split and amended and restated in its entirety as of the date hereof into two (2) promissory notes as follows:

(i)     Replacement Mezzanine B Promissory Note A-5-A dated as of June 7, 2019 from Borrower to JPM (“Note A-5-A”) with respect to Twelve Million and No/100 Dollars ($12,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-5, the provisions of which Note A-5-A are annexed hereto as Exhibit A-9; and

(ii)     Replacement Mezzanine B Promissory Note A-5-B dated as of June 7, 2019 from Borrower to JPM (“Note A-5-B”) with respect to Two Million and No/100 Dollars ($2,000,000.00) of the aggregate indebtedness heretofore evidenced by Prior Note A-5, the provisions of which Note A-5-B are annexed hereto as Exhibit A-10.

Note A-1-A, Note A-1-B, Note A-2-A, Note A-2-B, Note A-3-A, Note A-3-B, Note A-4-A, Note A-4-B, Note A-5-A and Note A-5-B are herein collectively referred to as the “Replacement Notes”; and such aggregate principal amount under the Replacement Notes, together with all interest accrued and unpaid thereon, and all other amounts that may or shall become due and owing under the Loan Documents is hereinafter collectively referred to as the “Aggregate Debt”.

Section 3.     Ratification of Replacement Notes. The Replacement Notes are hereby ratified and confirmed in all respects by Borrower and, except as so split and modified as set forth herein, the Replacement Notes shall remain unchanged and in full force and effect. Each of the Replacement Notes is secured by the liens and security interests created by the Mezzanine B Pledge and Security Agreement.

Section 4.     No New Indebtedness.

(a)     Borrower and Lender hereby acknowledge and agree that all of the Replacement Notes, taken together, evidence the same indebtedness evidenced by the Prior Notes and substitute for the Prior Notes without any novation, cancellation, extinguishment, payment or satisfaction thereof. The Prior Notes have been superseded in their entirety by the Replacement Notes. Nothing contained in this Agreement or in the Replacement Notes shall:

(i)     be deemed to cancel, extinguish, or constitute payment or satisfaction of the indebtedness secured by the Mezzanine B Pledge and Security Agreement or other Loan Documents or evidenced by the Prior Notes;

(ii)     give rise to any defense, set-off, right of recoupment, claim or counterclaim with respect to any of the Borrower’s obligations under the Loan Documents or the Prior Notes;

(iii)     constitute a new or additional indebtedness or constitute a novation as to Borrower’s obligations under the Prior Notes or the Loan Documents;

(iv)     constitute a re-advance of a loan; or

(v)     evidence any principal indebtedness other than the same principal indebtedness evidenced by the Prior Notes and secured by the Mezzanine B Pledge and Security Agreement and the other Loan Documents.

(b)     Borrower hereby (i) ratifies and confirms the lien and security interests contained in and created by the Mezzanine B Pledge and Security Agreement and the other Loan Documents, and (ii) agrees that nothing contained in this Agreement is intended to or shall impair the liens or security interests contained in and created by the Mezzanine B Pledge and Security Agreement and the other Loan Documents, which continues to secure the Aggregate Debt.

Section 5.     Modifications to Loan Documents1.     ..

(a)     Section 2.1.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4     The Note. The Loan shall be evidenced by (a) that certain Replacement Mezzanine B Promissory Note A-1-A dated as of June 7, 2019, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) executed by Borrower and payable to MS (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-1-A”), (b) that certain Replacement Mezzanine B Promissory Note A-1-B dated as of June 7, 2019, in the stated principal amount of Two Million and No/100 Dollars ($2,000,000.00) executed by Borrower and payable to MS (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-1-B”), (c) that certain Replacement Mezzanine B Promissory Note A-2-A dated as of June 7, 2019, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) executed by Borrower and payable to Citi (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-2-A”), (d) that certain Replacement Mezzanine B Promissory Note A-2-B dated as of June 7, 2019, in the stated principal amount of Two Million and No/100 Dollars ($2,000,000.00) executed by Borrower and payable to Citi (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-2-B”), (e) that certain Replacement Mezzanine B Promissory Note A-3-A dated as of June 7, 2019, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) executed by Borrower and payable to DBNY (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-3-A”), (f) that certain Replacement Mezzanine B Promissory Note A-3-B dated as of June 7, 2019, in the stated principal amount of Two Million and No/100 Dollars ($2,000,000.00) executed by Borrower and payable to DBNY (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-3-B”), (g) that certain Replacement Mezzanine B Promissory Note A-4-A dated as of June 7, 2019, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) executed by Borrower and payable to GS (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-4-A”), (h) that certain Replacement Mezzanine B Promissory Note A-4-B dated as of June 7, 2019, in the stated principal amount of Two Million and No/100 Dollars ($2,000,000.00) executed by Borrower and payable to GS (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-4-B”), (i) that certain Replacement Mezzanine B Promissory Note A-5-A dated as of June 7, 2019, in the stated principal amount of Twelve Million and No/100 Dollars ($12,000,000.00) executed by Borrower and payable to JPM (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-5-A”) and (j) that certain Replacement Mezzanine B Promissory Note A-5-B dated as of June 7, 2019, in the stated principal amount of Two Million and No/100 Dollars ($2,000,000.00) executed by Borrower and payable to JPM (as the same may hereafter be amended, supplemented, restated, increased, extended or consolidated from time to time, “Note A-5-B”, and together with Note A-1-A, Note A-1-B, Note A-2-A, Note A-2-B, Note A-3-A, Note A-3-B, Note A-4-A, Note A-4-B and Note A-5-A, collectively, the “Note”), in the aggregate, in evidence of the Loan, and shall be repaid in accordance with the terms of this Agreement, the Note and the Other Loan Documents.”

(c)     All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified.

(d)     As amended by this Agreement, all terms, covenants and provisions of the Loan Documents are ratified and confirmed and shall remain in full force and effect as first written.

(e)     Except as modified and amended hereby, the Loan, the Loan Agreement and the other Loan Documents and the respective obligations of Lender, Borrower and Guarantor thereunder shall remain unmodified and in full force and effect.

Section 6.     Additional Representations and Warranties. Borrower represents, warrants and covenants that (a) there are no offsets, counterclaims or defenses against the Aggregate Debt, this Agreement, the Loan Agreement, the Mezzanine B Pledge and Security Agreement or the Replacement Notes arising solely by reason of entering into this Agreement, and (b) Borrower has the full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on its part to be observed or performed.

Section 7.     Ratification. By their signatures below, each Guarantor hereby agrees and consents to this Agreement and ratifies and confirms as to itself all of the terms and provisions set forth in the Guaranty, the Environmental Indemnity and each of the other Loan Documents to which it is a party (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Agreement), and each agrees that their respective obligations and liabilities under such agreements shall continue without impairment or limitation by reason of this Agreement. Except as modified and amended by this Agreement, the Loan Agreement and the respective obligations of Lender, Borrower and Guarantor thereunder and in respect of the Loan shall remain unmodified and in full force and effect.

Section 8.     Further Assurances. At any time or from time to time, upon the request of Lender, Borrower shall execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order to effect fully the purposes of this Agreement, provided that the same shall not increase the obligations or decrease the rights of Borrower hereunder or under the Loan Documents.

Section 9.     Notices. All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Loan Agreement.

Section 10.     Defined Terms. Capitalized terms which are not defined in this Agreement shall have the meanings set forth in the Loan Agreement.

Section 11.     No Joint Venture or Partnership. Borrower and Lender intend that the relationships created hereunder and under the other Loan Documents be solely that of borrower and lender. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Borrower and Lender nor to grant Lender any interest in the Collateral other than that of mortgagee, beneficiary or lender.

Section 12.     Modification, Waiver in Writing. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement, or of the Replacement Notes, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

Section 13.     Headings. The Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 14.     Entire Agreement. This Agreement, the Replacement Notes and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, between Borrower and Lender are superseded by the terms of this Agreement and the other Loan Documents.

Section 15.     Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement, by or on behalf of Borrower, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender.

Section 16.     No Third-Party Beneficiaries. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

Section 17.     Severability. Wherever possible, each provision of this Agreement and every other Loan Document shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any other Loan Document shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or any other Loan Document, as applicable.

Section 18.     Governing Law. This Agreement shall be governed in accordance with the terms and provisions of Section 10.4 of the Loan Agreement.

Section 19.     TRIAL BY JURY. BORROWER AND LENDER HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. BORROWER AND LENDER ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

Section 20.     Counterparts.(a)      To facilitate execution, this Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

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IN WITNESS WHEREOF, this Agreement has been executed by Borrower, Leasehold Pledgor and Lender as of the date first set forth above.

BORROWER:

HIT PORTFOLIO I MEZZ B, LLC, a Delaware limited liability company

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

LEASEHOLD PLEDGOR:

HIT PORTFOLIO I trs MEZZ B, llc,

a Delaware limited liability company

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

HIT 2PK trs MEZZ B, llc,

a Delaware limited liability company

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

LENDER:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By: _/s/ Cynthia Eckes____________________

Name: Cynthia Eckes

           Title: Authorized Signatory

CITIGROUP GLOBAL MARKETS REALTY CORP.

By: /s/ Harry Kramer

Name: Harry Kramer

Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH

By: /s/ David Goodman

Name: David Goodman

Title: Managing Director

By: /s/ Rohan Mehta

Name: Rohan Mehta

Title: Vice President

GOLDMAN SACHS MORTGAGE COMPANY

By: /s/ Theodore Samets

Name: Theodore Samets

Title: Authorized Signatory

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By /s/ Simon B. Bruce

Name: Simon B. Bruce

            Title: Vice President

The undersigned hereby acknowledges and consents to the amendment of the Loan Agreement and the Loan Documents pursuant to this Agreement, and agrees that the liability of the undersigned under the Guaranty, the Environmental Indemnity and each of the other Loan Documents (as each of the Loan Documents are amended or otherwise modified on the date hereof by this Agreement) to which it is a party (collectively, the “Guarantor Documents”) shall not be affected as a result of this Agreement or any other documents executed in connection therewith, and hereby ratifies the Guarantor Documents in all respects and confirms that the Guarantor Documents are and shall remain in full force and effect.

GUARANTOR:

HOSPITALITY INVESTORS TRUST OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

HOSPITALITY INVESTORS TRUST, INC., a Maryland corporation

By: /s/ Jonathan P. Mehlman

Name: Jonathan P. Mehlman

Title: President and Chief Executive Officer

EXHIBIT A-1

Replacement Mezzanine Note A-1-A

(attached hereto)

EXHIBIT A-2

Replacement Mezzanine Note A-1-B

(attached hereto)

EXHIBIT A-3

Replacement Mezzanine Note A-2-A

(attached hereto)

EXHIBIT A-4

Replacement Mezzanine Note A-2-B

(attached hereto)

EXHIBIT A-5

Replacement Mezzanine Note A-3-A

(attached hereto)

EXHIBIT A-6

Replacement Mezzanine Note A-3-B

(attached hereto)

EXHIBIT A-7

Replacement Mezzanine Note A-4-A

(attached hereto)

EXHIBIT A-8

Replacement Mezzanine Note A-4-B

(attached hereto)

EXHIBIT A-9

Replacement Mezzanine Note A-5-A

(attached hereto)

EXHIBIT A-10

Replacement Mezzanine Note A-5-B

(attached hereto)